Summary Prospectus Supplement	September 25, 2019

Putnam Diversified Income Trust
Summary Prospectus dated January 30, 2019

Putnam High Yield Fund
Summary Prospectus dated March 30, 2019

Putnam Income Fund
Summary Prospectus dated February 28, 2019

Class M shares of each fund acquired prior to November 25, 2019 (the “Effective Date”) will convert automatically to class A shares on the Effective Date provided that class A shares are available for purchase by residents of the shareholder’s jurisdiction.

Beginning on the Effective Date, class M shares of each fund will only be available for purchase by individuals purchasing shares of the fund from Japanese distributors that have selling agreements with Putnam Retail Management.

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